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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 6, 2004


                             NEW VISUAL CORPORATION
             (Exact name of Registrant as specified in its Charter)


             UTAH                   0-21785                      95-4545704
(State or other jurisdiction     (Commission                   (IRS Employer
      of incorporation)          File Number)               Identification  No.)


                             New Visual Corporation
                           5920 Friars Road, Suite 104
                               San Diego, CA 92108
                                 (619) 692-0333
            (Address and Phone Number of Principal Executive Offices)


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ITEM 5:  OTHER EVENTS.

On January 6, 2004, New Visual Corporation (the "Company") issued a press release reporting that C. Rich Wilson III had resigned as Vice President and Secretary of the Company and as a director of the Company's Board of Directors.

The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

The following documents are provided as Exhibits to this Form 8-K:

(c) EXHIBITS.

EXHIBIT NO.                DOCUMENT DESCRIPTION
-----------                --------------------

99.1                       Press Release Dated January 6, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NEW VISUAL CORPORATION


Date: January 7, 2004

                                       By: /s/ Brad Ketch
                                           -------------------------------------
                                           Brad Ketch
                                           President and Chief Executive Officer